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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           JetBlue Airways Corporation
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             (Exact name of registrant as specified in its charter)

              Delaware                                   87-0617894
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)

       80-02 Kew Gardens Road
         Kew Gardens, NY                                11415
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               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                     Name of each exchange on which
    to be so registered                     each class is to be registered

           None                                          None
---------------------------------      -------------------------------------

---------------------------------      -------------------------------------

---------------------------------      -------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form
relates:   333-82576   (if applicable)
         -------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
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                                (Title of Class)

   Rights to Purchase Series A Participating Preferred Stock of the Registrant
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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated herein by reference to the Description of Capital Stock section of the Registrant's Registration Statement on Form S-1 (File No. 333-82576).

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ITEM 2.  EXHIBITS.

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

3.1 Amended and Restated Certificate of Incorporation of JetBlue Airways Corporation (incorporated herein by reference to Exhibit 3.1 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on March 19, 2002).

3.2 Amended and Restated Bylaws of JetBlue Airways Corporation (incorporated herein by reference to Exhibit 3.2 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on March 19, 2002).

4.1 Specimen Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on March 19, 2002).

4.2 Preferred Stock Rights Agreement, dated April 1, 2002, between JetBlue Airways Corporation and EquiServe Trust Company, N.A, including the Certificate of Designation and Form of Rights Certificate attached thereto as Exhibits A and B, respectively (incorporated herein by reference to Exhibit 4.3 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on March 19, 2002).

4.3 Summary of Rights to Purchase Series A Participating Preferred Stock (incorporated herein by reference to Exhibit
                    4.4 of Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on April 10, 2002).


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     JetBlue Airways Corporation
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Date      April 10, 2002
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By       /s/ Thomas E. Kelly
         ----------------------------------------------------------------------
         Thomas E. Kelly
         Executive Vice President and General Counsel
         * Print the name and title of the signing officer under his signature.




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                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

3.1 Amended and Restated Certificate of Incorporation of JetBlue Airways Corporation (incorporated herein by reference to Exhibit 3.1 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on March 19, 2002).

3.2 Amended and Restated Bylaws of JetBlue Airways Corporation (incorporated herein by reference to Exhibit 3.2 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on March 19, 2002).

4.1 Specimen Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on March 19, 2002).

4.2 Preferred Stock Rights Agreement, dated April 1, 2002, between JetBlue Airways Corporation and EquiServe Trust Company, N.A, including the Certificate of Designation and Form of Rights Certificate attached thereto as Exhibits A and B, respectively (incorporated herein by reference to Exhibit 4.3 of Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on March 19, 2002).

4.3 Summary of Rights to Purchase Series A Participating Preferred Stock (incorporated herein by reference to Exhibit
                    4.4 of Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (File No. 333-82576) filed with the Securities and Exchange Commission on April 10, 2002).